Exhibit 4.11



                        THE STANLEY WORKS CAPITAL TRUST I

                                The Stanley Works
       5.902% Fixed Rate/Floating Rate Enhanced Trust Preferred Securities

                          REGISTRATION RIGHTS AGREEMENT

                                                               November 22, 2005



Citigroup Global Markets Inc.
Goldman, Sachs & Co.
UBS Securities LLC
as Representatives of the Initial Purchasers
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

         The Stanley Works Capital Trust I, a statutory trust formed under the laws of the State of Delaware (the "Trust"), proposes to issue and sell to certain purchasers (the "Initial Purchasers"), for whom you (the "Representatives") are acting as representatives, its 5.902% Fixed Rate/Floating Rate Enhanced Trust Preferred Securities (the "Preferred Securities"), to be guaranteed by The Stanley Works, a corporation organized under the laws of the State of Connecticut (the "Guarantor"), upon the terms set forth in the Purchase Agreement among the Guarantor, the Trust and the Representatives dated November 15, 2005 (the "Purchase Agreement") relating to the initial purchase (the "Initial Purchase") of the Preferred Securities. To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition to your obligations thereunder, the Trust and the Guarantor agree with you for your benefit and the benefit of the Holders from time to time, including the Initial Purchasers, as follows:

         1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Affiliate" shall have the meaning specified in Rule 405 under the Act and the terms "controlling" and "controlled" shall have meanings correlative thereto.

         "Broker-Dealer" shall mean any broker or dealer registered as such under the Exchange Act.


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         "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York, New York.

         "Closing Date" shall mean the date of the first issuance of the Securities.

         "Commission" shall mean the Securities and Exchange Commission.

         "Debentures" shall mean the Guarantor's 5.902% Fixed Rate/Floating Rate Junior Subordinated Debt Securities due 2045.

         "Deferral Period" shall have the meaning indicated in Section 4(k)(ii) hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Exchange Offer Registration Period" shall mean the one-year period following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

         "Exchange Offer Registration Statement" shall mean a registration statement of the Guarantor and the Trust on an appropriate form under the Act with respect to the Registered Exchange Offer, and all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Exchanging Dealer" shall mean any Holder (which may include any Initial Purchaser) that is a Broker-Dealer and elects to exchange for New Securities any Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Guarantor or the Trust or any of their Affiliates) for New Securities.

         "Final Memorandum" shall mean the offering memorandum, dated November 15, 2005, relating to the Securities, including any and all exhibits thereto and any information incorporated by reference therein as of such date.

         "Guarantee" shall mean the Guarantor's guarantee of the Securities, as set forth in the Guarantee Agreement.

         "Guarantee Agreement" shall mean the Guarantee Agreement, dated as of November 22, 2005, between the Guarantor and HSBC Bank USA, National Association, as Guarantee Trustee, as the same may be amended from time to time in accordance with the terms thereof.

         "Holders" shall mean the holders of the Securities (including the Initial Purchasers).

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         "Indenture" shall mean the Indenture, dated as of November 22, 2005, between the Guarantor and HSBC Bank USA, National Association, as trustee, as supplemented by the First supplemental Indenture thereto, as the same may be amended from time to time in accordance with the terms thereof.

         "Initial Purchase" shall have the meaning set forth in the preamble hereto.

         "Initial Purchasers" shall have the meaning set forth in the preamble hereto.

         "Losses" shall have the meaning set forth in Section 6(d) hereof.

         "Majority Holders" shall mean, on any date, Holders of a majority of the aggregate liquidation amount of Securities registered under a Registration Statement.

         "Managing Underwriters" shall mean the investment banker or investment bankers and manager or managers that administer an Underwritten Offering, if any, under a Registration Statement.

         "NASD Rules" shall mean the Conduct Rules and the By-Laws of the National Association of Securities Dealers, Inc.

         "New Debentures" shall mean debt securities of the Guarantor identical in all material respects to the Debentures (except that the transfer restrictions shall be modified or eliminated, as appropriate) to be issued under the New Indenture.

         "New Guarantee" shall mean the Guarantor's guarantee of the New Securities under the Guarantee.

         "New Securities" shall mean preferred securities of the Trust identical in all material respects to the Preferred Securities (except that the transfer restrictions shall be modified or eliminated, as appropriate) to be issued under the New Trust Agreement, provided that if the Trust is dissolved and Debentures distributed to the holders of the Preferred Securities, in accordance with the terms of the Trust Agreement, "New Securities" shall mean the New Debentures.

         "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the New Securities covered by such Registration Statement, together with the Debentures or New Debentures and Guarantee or New Guarantee corresponding thereto, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

         "Purchase Agreement" shall have the meaning set forth in the preamble hereto.

         "Registered Exchange Offer" shall mean the proposed offer by the Trust and the Guarantor for the Trust to issue and deliver to the Holders of the Securities that are not

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prohibited by any law or policy of the  Commission  from  participating  in such offer, in exchange for the Securities, a like aggregate liquidation amount of the New Securities, which shall be guaranteed by the New Guarantee and in respect of which the Trust shall hold a like aggregate principal amount of New Debentures.

         "Registrable Securities" shall mean (i) each Security until the earliest date that (A) such Security has been registered under a Registration Statement and disposed of under such Registration Statement, (B) such Security has been distributed to the public pursuant to Rule 144 under the Act or (C) such Security is eligible to be sold without volume or manner of sale limitations pursuant to paragraph (k) of rule 144 under the Act or (ii) any New Security, the resale of which by the holders thereof requires compliance with the prospectus delivery requirements of the Act.

         "Registration Default Damages" shall have the meaning set forth in
Section 8 hereof.

         "Registration Statement" shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Securities or the New Securities pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

         "Securities" shall mean the Preferred Securities, provided that if the Trust is dissolved and Debentures distributed to the Holders of such Preferred Securities in accordance with the terms of the Trust Agreement, the term "Securities" shall refer to the Debentures.

         "Shelf Registration" shall mean a registration effected pursuant to
Section 3 hereof.

         "Shelf Registration Period" has the meaning set forth in Section 3(b) hereof.

         "Shelf Registration Statement" shall mean a "shelf" registration statement of the Guarantor and the Trust pursuant to the provisions of Section 3 hereof which covers some or all of the Securities or New Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Trust Agreement" shall mean the Amended and Restated Declaration of Trust, dated as of November 22, 2005, relating to the issuance of the Securities and the common securities of the Trust, as the same may be amended from time to time in accordance with the terms thereof.

         "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

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         "Trustee" shall mean the trustee with respect to the Debentures under the Indenture.

         "underwriter" shall mean any underwriter of Securities in connection with an Underwritten Offering thereof under a Shelf Registration Statement.

         "Underwritten Offering" shall mean any offering of Securities under a Shelf Registration Statement, in connection with which the Guarantor and the Trust, in their sole discretion, have agreed in writing to participate in an underwriting arrangement.

         2. Registered Exchange Offer. (a) The Guarantor and the Trust shall prepare and, not later than 210 days following the Closing Date, shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Guarantor and the Trust shall use their best efforts to cause the Exchange Offer Registration Statement to become effective under the Act within 300 days of the Closing Date.

         (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Guarantor and the Trust shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for New Securities (assuming that such Holder is not an Affiliate of the Guarantor or the Trust, acquires the New Securities in the ordinary course of such Holder's business, has no arrangements with any person to participate in the distribution of the New Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such New Securities from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

         (c) In connection with the Registered Exchange Offer, the Guarantor and the Trust shall:

                   (i) mail to each registered Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents and provide to all nominees (including the Depositary Trust Company) such number of copies thereof as they request in order to deliver the same to beneficial holders;

                   (ii) keep the Registered Exchange Offer open for not less than 20 Business Days after the date notice thereof is mailed to the Holders (or, in each case, longer if required by applicable law);

                   (iii) use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required, under the Act to ensure (subject to Section 4(k) hereof) that it is available for sales of New Securities by Exchanging Dealers during the Exchange Offer Registration Period;

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

                   (iv) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Property Trustee or an Affiliate thereof;

                   (v) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open;

                   (vi) prior to effectiveness of the Exchange Offer Registration Statement, provide a supplemental letter to the Commission
         (A) stating that the Guarantor and the Trust are conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991) and Brown & Wood LLP (pub. avail. February 7, 1997); and (B) including a representation that neither the Guarantor nor the Trust has entered into any arrangement or understanding with any person to distribute the New Securities to be received in the Registered Exchange Offer and that, to the best of the Guarantor's and the Trust's information and belief, each Holder participating in the Registered Exchange Offer is acquiring the New Securities in the ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Securities; and

                   (vii) comply in all respects with all applicable laws relating to the Registered Exchange Offer.

         (d) As soon as practicable after the close of the Registered Exchange Offer, the Guarantor and the Trust shall:

                   (i) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

                   (ii) deliver to the Property Trustee for cancellation in accordance with Section 4(s) all Securities so accepted for exchange;

                   (iii) cause the Property Trustee promptly to authenticate and deliver to each Holder of Securities a liquidation amount of New Securities equal to the liquidation amount of the Securities of such Holder so accepted for exchange;

                   (iv) deliver to the Trustee for cancellation Debentures in an aggregate principal amount equal to the aggregate liquidation amount of Securities cancelled in accordance with clause (ii) above; and

                   (v) cause the Indenture Trustee to promptly authenticate and deliver to the Property Trustee a principal amount of New Debentures equal to such liquidation amount of the Securities accepted for exchange.

         (e) Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the New

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

Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters (including, Brown & Wood LLP (pub. avail. February 7, 1997)); and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction, which must be covered by an effective registration statement, with a Prospectus or prospectus supplement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act if the resales are of New Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Guarantor or the Trust or one of their respective Affiliates. Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Guarantor and the Trust that, at the time of the consummation of the Registered Exchange Offer:

                   (i) any New Securities received by such Holder will be acquired in the ordinary course of business;

                   (ii) such Holder will have no arrangement or understanding with any person to participate in the distribution of the Securities or the New Securities within the meaning of the Act;

                   (iii) such Holder is not an Affiliate of the Guarantor or the Trust; and

                   (iv) if such Holder is a broker-dealer, that it will receive New Securities for its own account in exchange for the Securities that were acquired as a result of marked-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such New Securities.

         (f) If any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Guarantor and the Trust shall issue and deliver to such Initial Purchaser or the person purchasing New Securities registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Initial Purchaser, in exchange for such Securities, a like principal amount of New Securities. The Guarantor and the Trust shall use their best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such New Securities as for New Securities issued pursuant to the Registered Exchange Offer.

         3. Shelf Registration. (a) If (i) due to any change in law or applicable interpretations thereof by the Commission's staff, the Guarantor determines upon advice of its outside counsel that it or the Trust is not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof; (ii) for any other reason the Registered Exchange Offer is not consummated within 300 days of the date hereof; (iii) any Initial Purchaser so requests with respect to Securities that are not eligible to be exchanged for New Securities in the Registered Exchange Offer and that are held by it following consummation of the Registered Exchange Offer, provided that such request shall be made to the Guarantor and the Trust in writing prior to

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the 20th day following the consummation of the Registered  Exchange Offer;  (iv)
any Holder (other than an Initial Purchaser) notifies the guarantor and the Trust in writing prior to the 20th day following consummation of the Registered Exchange Offer that is not eligible to participate in the Registered Exchange Offer; or (v) in the case of any Initial Purchaser that participates in the Registered Exchange Offer or acquires New Securities pursuant to Section 2(f) hereof, such Initial Purchaser notifies the Guarantor and the Trust in writing prior to the 20th day following consummation of the Registered Exchange Offer that it has not received freely tradeable New Securities in exchange for Securities constituting any portion of an unsold allotment (it being understood that (x) the requirement that an Initial Purchaser deliver a Prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Act in connection with sales of New Securities acquired in exchange for such Securities shall result in such New Securities being not "freely tradeable"; and
(y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of New Securities acquired in the Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such New Securities being not
"freely  tradeable"),   the  Guarantor  and  the  Trust  shall  effect  a  Shelf
Registration Statement in accordance with subsection (b) below.

         (b) (i) The Guarantor and the Trust shall as promptly as practicable (but in no event more than 90 days after so required or requested pursuant to this Section 3), use their reasonable best efforts to file with the Commission and shall use their reasonable best efforts to cause to be declared effective under the Act, within 180 days after so required or requested, a Shelf Registration Statement relating to the offer and sale of the Securities or the New Securities, as applicable, together with the Debentures or New Debentures underlying such Securities or New Securities and the Guarantee or New Guarantee of the Securities or New Securities, by the Holders of the Securities or the New Securities from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and provided further, that with respect to New Securities received by an Initial Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Guarantor and the Trust may, if permitted by then-current rules or regulations, or then-current interpretations by the Commission's staff, file a post-effective amendment or prospectus supplement to the Exchange Offer Registration Statement containing the information required by Item 507 or 508 of Regulation S-K, as applicable, in satisfaction of its obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended or supplemented, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

                   (ii) The Guarantor and the Trust shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period the "Shelf Registration Period") from the date the Shelf Registration Statement is declared effective by the Commission until the earlier of (A) the second anniversary after the Closing Date or (B) the date upon which no Registrable Securities are outstanding. Both the

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         Guarantor and the Trust shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if either voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities at any time during the Shelf Registration Period, unless such action is (x) required by applicable law or (y) otherwise undertaken by the Guarantor or the Trust in good faith and for valid business reasons (not including avoidance of the Guarantor and the Trust's obligations hereunder), including the acquisition or divestiture of assets, and the Guarantor and the Trust promptly thereafter comply with the requirements of Section 4(k) hereof, if applicable.

                   (iii) The Guarantor and the Trust shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Act; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

         4. Additional Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

         (a) The Guarantor and the Trust shall:

                   (i) furnish to each of the Representatives and to one counsel for the Initial Purchasers, not less than five Business Days prior to the filing thereof with the Commission, a copy of any Exchange Offer Registration Statement and any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein, and shall give due consideration to such comments as the Representatives propose;

                   (ii) include the information set forth in Annex A hereto on the facing page of the Exchange Offer Registration Statement or on the cover page of the Prospectus included therein, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer or, in each such case, substantially similar information;

                   (iii) if requested by an Initial Purchaser, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

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                   (iv) in the case of a Shelf Registration Statement, include therein or in a related prospectus supplement the names of the Holders known to the Guarantor that propose to sell Securities pursuant to the Shelf Registration Statement as selling security holders.

         (b) The Guarantor and the Trust shall ensure that:

                   (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act; and

                   (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (c) The Guarantor on behalf of itself and the Trust, shall advise the Representatives, the Holders of Securities covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Guarantor a telephone or facsimile number and address for notices, and, if requested by any Representative or any such Holder or Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Guarantor and the Trust shall have remedied the basis for such suspension):

                   (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                   (ii) of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

                   (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose;

                   (iv) of the receipt by the Guarantor or the Trust of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose; and

                   (v) of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading(.)

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         (d) The Guarantor and the Trust shall use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest practicable time.

         (e) The Guarantor and the Trust shall furnish to each Holder of Securities covered by any Shelf Registration Statement that so requests, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

         (f) The Guarantor and the Trust shall, during the Shelf Registration Period, deliver to each Holder of Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including the Preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request. The Guarantor and the Trust each consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of the Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement, subject to Section 4(k)(ii) hereof.

         (g) The Guarantor and the Trust shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

         (h) The Guarantor and the Trust shall promptly deliver to each Initial Purchaser, each Exchanging Dealer and each other person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such person may reasonably request. The Guarantor and the Trust each consents to the use of the Prospectus or any amendment or supplement thereto by any Initial Purchaser, any Exchanging Dealer and any such other person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the New Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement.

         (i) Prior to the Registered Exchange Offer or any other offering of Securities pursuant to any Registration Statement, the Guarantor and the Trust shall arrange, if necessary, for the qualification of the Securities or the New Securities for sale under the laws of such jurisdictions as any Holder shall reasonably request in writing and shall maintain such qualification in effect so long as required to enable the offer and sale in such jurisdictions of the Securities or new Securities covered by such Registration Statement; provided that in no event shall the Guarantor or the Trust be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the Initial Placement, the Registered Exchange Offer or any

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

offering pursuant to a Shelf Registration Statement, in any such jurisdiction where it is not then so subject.

         (j) The Guarantor and the Trust shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing New Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request prior to the closing of sales of such New Securities or Securities pursuant to such Shelf Registration Statement.

         (k)   (i) Upon the occurrence of any event contemplated by subsections
(c)(ii) through (v) above, the Guarantor and the Trust shall promptly (or within the time period provided for by clause (ii) hereof, if applicable) prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to Initial Purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in Section 2 shall be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 4(c) to and including the date when the Initial Purchasers, the Holders of the Securities and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section.

                   (ii) Upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above, the Guarantor and the Trust may direct in writing the Initial Purchasers, the Holders of the Securities and any known Exchanging Dealer to forthwith discontinue the disposition of Registrable Securities and use of the prospectus pursuant to the Shelf Registration Statement applicable to such Registrable Securities until such time as such Initial Purchasers, Holders and Exchanging Dealers shall have received or obtained copies of an amended or supplemented prospectus in accordance with subsection
         (k)(i) above, and such Initial Purchasers, Holders and Exchanging Dealers shall promptly comply with such written direction upon receipt thereof.

                   (iii) Upon the occurrence or existence of any pending corporate development or any other material event or circumstance that, in the reasonable judgment of the Guarantor, makes it appropriate to suspend the availability of a Shelf Registration Statement and the related Prospectus, the Guarantor and the Trust shall give notice (without notice of the nature or details of such events) to the Holders that the availability of the Shelf Registration is suspended and, upon actual receipt of any such notice, each Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration until such Holder's receipt of copies of the supplemented or amended Prospectus provided for in Section 3(i) hereof, or until it is advised in writing by the Guarantor that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The period during which the availability of the Shelf Registration and any Prospectus is suspended (the "Deferral Period") shall not exceed 30 days in any three-month period or 60 days in any twelve-month period.

         (l) Not later than the effective date of any Registration Statement, the Guarantor shall provide a CUSIP number for the Securities or the New Securities, as the case may be, registered under such Registration Statement and provide the Property Trustee, or if the Trust shall have been theretofore dissolved and Debentures distributed to the holders of the Securities, the Indenture Trustee, with printed certificates for such Securities or New Securities, in a form eligible for deposit with The Depository Trust Company.

         (m) The Guarantor and the Trust shall comply with all applicable rules and regulations of the Commission.

         (n) The Guarantor and the Trust shall cause each of the Indenture, the Trust Agreement and the Guarantee Agreement to be qualified under the Trust Indenture Act in a timely manner.

         (o) The Guarantor and the Trust may require each Holder of Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Guarantor and the Trust such information regarding the Holder and the distribution of such Securities as the Guarantor and the Trust may, from time to time, reasonably require for inclusion in such Registration Statement. The Guarantor and the Trust may exclude from such Shelf Registration Statement the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request and shall have no liability to such Holder under Section 8 hereof as a consequence of such exclusion.

         (p) In the case of any Shelf Registration Statement, the Guarantor and the Trust shall enter into customary agreements and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities. In connection with any Underwritten Offering, the Guarantor and the Trust shall enter into an underwriting agreement containing indemnification provisions and procedures no less favorable than those set forth in Section 6 hereof. In connection with any Shelf Registration Statement, each Holder of Securities hereby covenants and agrees not to use any free writing prospectus (as defined in Rule 405 under the Act) without the prior written consent of the Guarantor.

         (q) Each Holder of Securities hereby covenants and agrees not to use any free writing prospectus (as defined in Rule 405 under the Act) without the prior written consent of the Guarantor and the Trust.

         (r) In the case of any Shelf Registration Statement, the Guarantor and the Trust shall:

                   (i) make reasonably available for inspection by the Holders of Securities to be registered thereunder, any underwriter participating in any Underwritten Offering pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records and pertinent corporate documents of the Guarantor and its subsidiaries and the Trust; provided, however, that if any information is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information, the Holders and such attorney, accountant or other agent, shall agree to keep such information confidential unless such disclosure is made in connection with a court proceeding or is required by applicable law, regulation or judicial process or at the request of any regulatory entity, governmental agency or authority or self-regulatory agency of securities exchange having or asserting regulatory powers over any such recipient's activities, or such information is or becomes available to the public generally or through a third party, other than by such Holder, attorney, accountant or other agent, without an accompanying obligation of confidentiality;

                   (ii) cause the Guarantor's officers, directors, employees, accountants and auditors and the Trust's Administration Trustees to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that if any information is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information, the Holders and such attorney, accountant or other agent, shall agree to keep such information confidential unless such disclosure is made in connection with a court proceeding or is required by applicable law, regulation or judicial process or at the request of any regulatory entity, governmental agency or authority or self-regulatory agency of securities exchange having or asserting regulatory powers over any such recipient's activities, or such information is or becomes available to the public generally or through a third party, other than by such Holder, attorney, accountant or other agent, without an accompanying obligation of confidentiality;

                   (iii) in the case of an Underwritten Offering, make such representations and warranties to the Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                   (iv) in the case of an Underwritten Offering, obtain opinions of counsel to the Guarantor and the Trust and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                   (v) in the case of an Underwritten Offering, obtain "comfort" letters and updates thereof from the independent certified public accountants of the Guarantor and the Trust (and, if necessary, any other independent certified public accountants of any subsidiary of the Guarantor or of any business acquired by the Guarantor for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "comfort" letters in connection with primary underwritten offerings; and

                   (vi) in the case of an Underwritten Offering, deliver such documents and certificates as may be reasonably requested by the Majority Holders or the Managing Underwriters, if any, including those to evidence compliance with Section 4(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Guarantor and the Trust.

The actions set forth in clauses (iii), (iv), (v) and (vi) of this paragraph (q) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

         (s) In the case of any Exchange Offer Registration Statement, the Guarantor and the Trust shall, if requested by an Initial Purchaser, or by a broker dealer that holds Securities that were acquired as a result of market making or other trading activities:

                   (i) make reasonably available for inspection by the requesting party, and any attorney, accountant or other agent retained by the requesting party, all relevant financial and other records, pertinent corporate documents and properties of the Guarantor and its subsidiaries and the Trust; provided, however, that if any information is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information, the Holders and such attorney, accountant or other agent, shall agree to keep such information confidential unless such disclosure is made in connection with a court proceeding or is required by applicable law, regulation or judicial process or at the request of any regulatory entity, governmental agency or authority or self-regulatory agency of securities exchange having or asserting regulatory powers over any such recipient's activities, or such information is or becomes available to the public generally or through a third party, other than by such Holder, attorney, accountant or other agent, without an accompanying obligation of confidentiality;

                   (ii) cause the Guarantor's officers, directors, employees, accountants and auditors and the Trust's Administrative Trustees to supply all relevant information reasonably requested by the requesting party or any such attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that if any information is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information, the Holders and such attorney, accountant or other agent, shall agree to keep such information confidential unless such disclosure is made in connection with a court proceeding or is required by applicable law, regulation or judicial process or at the request of
         any   regulatory   entity,   governmental   agency  or   authority   or
         self-regulatory agency of securities exchange having or asserting regulatory powers over any such recipient's activities, or such information is or becomes available to the public generally or through a third party, other than by such Holder, attorney, accountant or other agent, without an accompanying obligation of confidentiality;

                   (iii) in the case of an Underwritten Offering, make such representations and warranties to the requesting party, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                   (iv) in the case of an Underwritten Offering, obtain opinions of counsel to the Guarantor and the Trust and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the requesting party and its counsel, addressed to the requesting party, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the requesting party or its counsel;

                   (v) in the case of an Underwritten Offering, obtain
         "comfort" letters and updates thereof from the independent certified public accountants of the Guarantor and the Trust (and, if necessary, any other independent certified public accountants of any subsidiary of the Guarantor or of any business acquired by the Guarantor for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the requesting party, in customary form and covering matters of the type customarily covered in "comfort" letters in connection with primary underwritten offerings, or if requested by the requesting party or its counsel in lieu of a "comfort" letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by the requesting party or its counsel; and

                   (vi) deliver such documents and certificates as may be reasonably requested by the requesting party or its counsel, including those to evidence compliance with Section 4(k) and with conditions customarily contained in underwriting agreements.

The foregoing actions set forth in clauses (iii), (iv), (v), and (vi) of this Section shall be performed at the close of the Registered Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

         (t) If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Trust or the Guarantor (or to such other person as directed by the Trust or the Guarantor) in exchange for the New Securities, the Trust or the Guarantor shall mark, or caused to be marked, on the Securities so exchanged that such Securities are being cancelled in exchange for the New Securities. Concurrently with such exchange of Securities, upon delivery of corresponding Debentures to the Guarantor (or to such other person as directed by the Guarantor) in exchange for New Debentures, the Guarantor shall mark or cause to be marked, on the Debentures so exchanged that such Debentures are being cancelled in exchange for New Debentures. In no event shall the Securities or Debentures be marked as paid.

         (u) The Guarantor and the Trust shall each use its reasonable best efforts if the Securities have been rated prior to the initial sale of such Securities and continue to be rated immediately prior to the effective date of a Registration Statement, to confirm such ratings will apply to the Securities or the New Securities, as the case may be, immediately following the effective date of such Registration Statement.

         (v) In the event that any Broker-Dealer shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the NASD Rules) thereof in connection with an Underwritten Offering, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Guarantor and the Trust shall assist such Broker-Dealer in complying with the NASD Rules.

         (w) The Guarantor and the Trust shall use its best efforts to take all other steps necessary to effect the registration under the Act of the Securities or the New Securities, as the case may be, covered by a Registration Statement.

         5. Registration Expenses. The Guarantor shall bear all expenses incurred in connection with the performance of its and the Trust's obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement in which any of the Initial Purchasers is named as a selling security holder, will reimburse such Initial Purchasers for the reasonable fees and disbursements of one firm or counsel (which shall initially be Sullivan & Cromwell LLP, but which may be another nationally recognized law firm experienced in securities matters designated by such Initial Purchasers) to act as counsel for such Initial Purchasers in connection therewith, and, in the case of any Exchange Offer Registration Statement at the time of filing of which any Initial Purchasers holds an unsold allotment, will reimburse the Initial Purchasers for the reasonable fees and disbursements of one firm or counsel acting in connection therewith.

         6. Indemnification and Contribution. (a) The Guarantor and the Trust, jointly and severally, agree to indemnify and hold harmless each Holder of Securities or New Securities, as the case may be, covered by any Registration Statement, each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer, the directors, officers, employees, Affiliates and agents of each such Holder, Initial Purchaser or Exchanging Dealer and each person who controls any such Holder, Initial Purchaser or Exchanging Dealer within the meaning of either Section 15 of the Exchange Act or Section 20 of the Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action; provided, however, that neither the Guarantor or the Trust will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission (x) made therein in reliance upon and in conformity with written information furnished to the Guarantor by or on behalf of the party claiming indemnification specifically for inclusion therein or (y) contained in any free writing prospectus used by an indemnified party without the prior written consent of the Guarantor; and provided further, that the Guarantor and the Trust shall not be liable to any Holder (or director, officer, employee, or agent of such Holder or any person controlling such Holder) with respect to any preliminary prospectus to the extent that any such loss, claim, damage or liability of such Holder results from the fact that such Holder sold Securities to a person as to whom it shall be established that there was not sent or given, at or prior to such sale, a copy of a later dated prospectus (including a free writing prospectus), if the Guarantor or the Trust had previously furnished copies thereof in sufficient quantity to such Holder and sufficiently in advance of such sale to allow for distribution by the date of such sale, and the loss, claim, damage or liability of such Holder Initial Purchaser results from an untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in or omitted from such initial prospectus, which was identified in writing at such time to such Holder and corrected in such later dated prospectus, and such correction would have cured the defect giving rise to such loss, claim, damage or liability and provided further, that the Guarantor and the Trust shall not be liable to any Holder (or director, officer, employee, or agent of such Holder or any person controlling such Holder) and this indemnity and any reimbursement agreement shall not inure to the benefit of any Holder (or director, officer, employee, or agent of such Holder or any person controlling such Holder) from whom the person asserting any such loss, claim, damage or liability purchased Securities or New Securities during a Deferral Period. This indemnity agreement shall be in addition to any liability that the Guarantor and the Trust may otherwise have.

         The Guarantor and the Trust also agree, jointly and severally, in the case of Underwritten Offerings, to indemnify as provided in this Section 6(a) or contribute as provided in Section 6(d) hereof to Losses of each underwriter, if any, of Securities or New Securities, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees, Affiliates or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 6(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(p) hereof.

         (b) Each Holder of securities covered by a Registration Statement (including each Initial Purchaser that is a Holder, in such capacity) severally and not jointly agrees to indemnify and hold harmless the Guarantor, the Trust, each of the Guarantor's directors, each of the Guarantor's officers and each of the Trust's Administrative Trustees who signs such Registration Statement and each person who controls the Guarantor or the Trust within the meaning of either the Act or the Exchange Act, and to reimburse them for expenses, in each case to the same extent as the foregoing indemnity and reimbursement agreement from the Guarantor and the Trust to each such Holder, but only (i) with reference to written information relating to such Holder furnished to the Guarantor or the Trust by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity, (ii) with reference to any loss, claim, damage or liability arising out of or based upon any untrue statement of a material fact or omission to state a material fact or alleged untrue statement or omission contained in a free writing prospectus used by such Holder without the prior written consent of the Guarantor and (iii) with reference to any loss, claim, damage or liability arising out of or based upon any untrue statement or omission or alleged untrue statement contained in a prospectus that was used by a Holder during a Deferral Period. This indemnity agreement will be in addition to any liability that any such Holder may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 6 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of not more than one such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, liability, damage or action) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the sale of securities which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser be responsible, in the aggregate, for any amount in excess of the net proceeds received by such Holder from the sale of securities which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Guarantor and the Trust shall be deemed to be equal to the total net proceeds from the Initial Placement received by the Trust (before deducting expenses) as set forth in the Final Memorandum. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Guarantor or the Trust within the meaning of either the Act or the Exchange Act, each officer of the Guarantor or Administrative Trustee of the Trust who shall have signed the Registration Statement and each director of the Guarantor shall have the same rights to contribution as the Guarantor and the Trust, subject in each case to the applicable terms and conditions of this paragraph (d).

         (e) The provisions of this Section will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Guarantor, the Trust or any of the indemnified persons referred to in this
Section 6, and will survive the sale by a Holder of securities covered by a Registration Statement.

         7. Underwritten Registrations. (a) If any of the Securities or New Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an Underwritten Offering, the Managing Underwriters shall be selected by the Majority Holders.

         (b) No person may participate in any Underwritten Offering pursuant to any Shelf Registration Statement, unless such person (i) agrees to sell such person's Securities or New Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         8. Registration Defaults. If any of the following events shall occur, then (x) the Guarantor agrees that it shall pay the amounts described below as liquidated damages on the Debentures to the Holders thereof and (y) the Trust agrees that it shall pay corresponding amounts as liquidated damages on the then-outstanding Registrable Securities to the holders thereof (in each case, the "Registration Default Damages"):

         (a) if any Registration Statement required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, then Registration Default Damages shall accrue on the Debentures at a rate of 0.25% per annum of the liquidation amount of the then-outstanding Registrable Securities until such filing occurs;

         (b) if any Registration Statement required by this Agreement is not declared effective by the Commission on or prior to the date by which reasonable best efforts are to be used to cause such effectiveness under this Agreement, then commencing on the day after such specified date, Registration Default Damages shall accrue on the Debentures at a rate of 0.25% per annum of the then-outstanding Registrable Securities until such Registration Statement is declared effective; or

         (c) if any Registration Statement required by this Agreement has been declared effective but ceases to be effective at any time at which it is required to be effective under this Agreement, then commencing on the day the Registration Statement ceases to be effective, Registration Default Damages shall accrue on the Debentures at a rate of 0.25% per annum of the then-outstanding Registrable Securities until such Registration Statement becomes effective or ceases to be required hereunder;

provided, however, that (1) upon the filing of the Registration Statement (in the case of paragraph (a) above), (2) upon the effectiveness of the Registration Statement (in the case of paragraph (b) above), or (3) upon the effectiveness of the Registration Statement which had ceased to remain effective (in the case of paragraph (c) above), Registration Default Damages shall cease to accrue. The Registration Default Damages set forth in this Section 8 shall be the sole and exclusive remedy available to holders of Debentures or Securities as a consequence of the occurrence of any of the events described in paragraphs (a) through (c) above.

         9. No Inconsistent Agreements. Neither the Guarantor nor the Trust has entered into, and each of the Guarantor and the Trust agrees not to enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or that otherwise conflicts with the provisions hereof.

         10. Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Guarantor and the Trust have obtained the written consent of the Holders of a majority in aggregate principal amount of the then-outstanding Registrable Securities.

         11. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, facsimile or courier guaranteeing overnight or same-day delivery:

         (a) if to a Holder, at the most current address given by such holder to the Trust or the Guarantor in accordance with the provisions of this Section 11, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Trust Agreement;

         (b) if to the Representatives, initially at the address or addresses set forth in the Purchase Agreement; and

         (c) if to the Guarantor or the Trust, initially at the addresses therefor as set forth in the Purchase Agreement.

         All such notices and communications shall be deemed to have been duly given when received.

         The Initial Purchasers, the Guarantor or the Trust by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

         12. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Guarantor or the Trust thereto, subsequent Holders and the indemnified persons referred to in Section 6 hereof. The Guarantor and the Trust each hereby agrees to extend the benefits of this Agreement to any Holder as if an original party hereto.

         13. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

         14. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

         15. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

         16. Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         17. Securities Held by the Guarantor and the Trust, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or New Securities is required hereunder, Securities or New Securities, as applicable, held by the Guarantor, the Trust or their respective Affiliates (other than subsequent Holders of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Trust, the Guarantor and the several Initial Purchasers.

                                            Very truly yours,

                                            The Stanley Works


                                            By:  /s/ Craig A. Douglas
                                                 -------------------------------
                                                 Name:  Craig A. Douglas
                                                 Title: Vice President and
                                                        Treasurer



                                            Stanley Works Capital Trust I


                                            By:  /s/ Craig A. Douglas
                                                 -------------------------------
                                                 Name:  Craig A. Douglas
                                                 Title: Administrative Trustee


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Citigroup Global Markets Inc.
Goldman, Sachs & Co.
UBS Securities LLC

By:   Citigroup Global Markets Inc.

By    /s/ Brian Bednarsky
      ------------------------------
      Name:  Brian Bednarsky
      Title: Director


For themselves and the other several Initial Purchasers named in Schedule I to the Purchase Agreement.

                                     ANNEX A

         Each broker-dealer that receives new securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such new securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new securities received in exchange for securities where such securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Guarantor and the Trust have agreed that, starting on the expiration date and ending on the close of business one year after the expiration date, they will make this prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution".

                                     ANNEX B

         Each broker-dealer that receives new securities for its own account in exchange for securities, where such securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such new securities. See "Plan of Distribution".

                                     ANNEX C

                              PLAN OF DISTRIBUTION

         Each broker-dealer that receives new securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such new securities. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new securities received in exchange for securities where such securities were acquired as a result of market-making activities or other trading activities. The Company and the Trust have agreed that, starting on the expiration date and ending on the close of business one year after the expiration date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until __________, ______, all dealers effecting transactions in the new securities may be required to deliver a prospectus.

         Neither the Company nor the Trust will receive any proceeds from any sale of new securities by broker-dealers. New securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the new securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such new securities. Any broker-dealer that resales new securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such new securities may be deemed to be an "underwriter" within the meaning of the Act and any profit of any such resale of new securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

         For a period of one year after the expiration date, the Company and the Trust will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including, in some cases, the expenses of one firm or counsel for the Initial Purchasers) and will indemnify the holders of the securities (including any broker-dealers) against certain liabilities, including liabilities under the Act.

         [If applicable, add information required by Regulation S-K Items 507 and/or 508.] D-1

                                     ANNEX D

Rider A
-------

PLEASE FILL IN YOUR NAME AND ADDRESS BELOW IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:     ______________________________
Address:  ______________________________
          ______________________________


Rider B
-------

If the undersigned is not a Broker-Dealer, the undersigned represents that it acquired the New Securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of New Securities and it has no arrangements or understandings with any person to participate in a distribution of the New Securities. If the undersigned is a Broker-Dealer that will receive New Securities for its own account in exchange for Securities, it represents that the Securities to be exchange for New Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.